Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YIELDSTREET PRISM FUND INC.

Supplement No. 5 dated August 12, 2021

to

Prospectus dated March 31, 2021

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated March 31, 2021, as amended or supplemented (the “Prospectus”), and should be read together with the Prospectus, as amended or supplemented through the date of this supplement.

You should carefully consider the “Risk Factors” beginning on page 29 of the Prospectus before you decide to invest.

About the Company's Stockholders

As of August 11, 2021, there are more than 4,986 unique stockholders that have purchased our shares for an aggregate principal amount of approximately $82,900,000.

Investments

A brief description of certain additional Investments that we have purchased or increased the size thereof, since May 3, 2021, is set forth below:

Consumer. We increased the amount funded under our $5 million commitment in respect of a $15 million multi-tranche 30-month term loan facility secured by a first lien on all assets of the borrower, including consumer auto leases, the leased vehicles and cash proceeds. As of the date hereof, $4.857 million out of the $5 million has been funded. One of our affiliates, managed by the Adviser, has committed and partially funded the remaining $10 million of the facility. Each term loan bears interest at 9.75% per annum with an origination fee of 1.5% and a minimum of 1% in exit fees based on the amount of each term loan. The borrowing base is governed by an advance rate of 50% of the net liquidation value of the leased vehicles. The lessees make, on average, a 33% down payment on each leased vehicle. The leases have an average remaining term of approximately 52 months. Most of the vehicles are high-end, luxury brands. The principals of the borrower have a total investment of equity and subordinated debt of approximately $4 million and have provided personal bad-actor guarantees in connection with the facility.

Consumer: The Company acquired by assignment an additional $1 million interest in a $145.0 million credit facility secured by consumer installment loans, title loans, and cash advances on July 30, 2021. As of the date hereof, the Company holds aggregate interests totaling $5 million in the credit facility. The borrower is an SPV that is wholly-owned by an Ohio-based lender to specialty consumer finance companies that has been in business since 2005 and that purchases consumer loans originated by various U.S. financial institutions. The borrower acquires a 100% participation in short term consumer title loans sourced by a Texas-based credit service organization (the "CSO") and a 95% participation in a variety of consumer loans sourced by tech-enabled consumer finance companies (the "Sub-Servicers") and originated by a Utah-based commercial bank (the "Originator") that will retain a minimum of 5% of each loan. The CSO provides a payment guaranty for the consumer title loans and the Sub-Servicers agree to buy back any loans that default. The CSO and each Sub-Servicer also pledge cash collateral between 15 to 30% of the outstanding balance of the consumer loans to secure their guaranty and buyback obligations.

The Company owns its interest via an assignment of a portion of the $62.0 million sub-senior and $3.3 million subordinated note, which is junior to the $79.8 million senior note. The Company is expected to receive weekly interest payments at a target annualized rate of 13.0%. The facility has an approximate 15-month revolving period remaining (subject to a discretionary one-year extension) followed by a 12-month amortization period.

Schedule of Investments

Our Schedule of Investments settled as of August 3, 2021 (Unaudited)1 is set forth below.

		Reference Rate	Maturity	Shares/ Par
	Rate	& Spread	Date	Amount	Value
CORPORATE PREFERRED BONDS(a)(c) – 11.50%
Preferred – 11.50%
Bank of America Preferred, Series MM	4.30%	1D SOFR + 2.93%	1/28/2025	2,000,000	$2,077,500
BNY Mellon Preferred, Series G	4.70%	N/A	9/30/2025	940,000	1,036,350
Charles Schwab Preferred, Series H	4.00%	N/A	12/1/2030	1,900,000	1,978,375
Discover Financial Services Preferred, Series C	5.50%	N/A	10/30/2027	1,850,000	2,002,625
JP Morgan Preferred, Series HH	4.60%	N/A	9/30/2025	940,000	972,947
State Street Preferred, Series H	5.63%	N/A	12/15/2023	940,000	1,003,027
Total Preferred					9,070,824
Total Corporate Preferred Bonds (Cost $8,741,300)					9,070,824

STRUCTURED NOTES(n) – 10.11%
Structured Notes – 10.11%
Credit Suisse, Las Vegas Sands Corp.	N/A	N/A	7/31/2023	500,000	$500,000
Credit Suisse, LyondellBasell Industries N.V	N/A	N/A	7/31/2023	500,000	500,000
Credit Suisse, Workday, Inc.	N/A	N/A	7/31/2023	500,000	500,000
Goldman Sachs, Citigroup	N/A	N/A	5/4/2023	500,000	489,115
Goldman Sachs, D.R. Horton, Inc.	N/A	N/A	6/19/2023	650,000	680,680
Goldman Sachs, FedEx Corporation	N/A	N/A	5/4/2023	500,000	494,350
Goldman Sachs, Generac Holdings Inc.	N/A	N/A	6/19/2023	650,000	667,030
Goldman Sachs, Horizon Therapeutics Public Limited	N/A	N/A	6/19/2023	650,000	682,500
Goldman Sachs, Micron Technology, Inc.	N/A	N/A	5/4/2023	500,000	489,475
Goldman Sachs, Paycom Software, Inc.	N/A	N/A	6/19/2022	650,000	680,095

1 The Schedule of Investments set forth above has been prepared by the Adviser based upon the best information available to it at the time of such preparation. Actual returns on Investments, and the value of Investments made by the Company, which are published in the Company’s Annual Report on Form N-CSR may vary from those presented in the above Schedule of Investments. The above Schedule of Investments is intended to provide a pro forma current portfolio of the Company and is not based on any final prepared financial statements. In addition, there have been no external valuations of the fair value of the Investments in accordance with ASC Topic 820-Fair Value Measurement, and the Company’s Board of Directors has not established any fair value of the Investments since June 30, 2021.

Goldman Sachs, The Walt Disney Company	N/A	N/A	5/4/2023	500,000	495,000
Goldman Sachs, Western Digital Corporation	N/A	N/A	6/19/2023	650,000	661,635
Royal Bank of Canada, General Motors	N/A	N/A	6/2/2023	500,000	483,300
Royal Bank of Canada, United Rentals, Inc.	N/A	N/A	6/19/2023	650,000	650,000
Total Structured Notes (Cost $7,900,000)					7,973,180

FIRST LIEN SENIOR SECURED TERM LOANS(b) – 48.47%
Art – 5.80%
Ostillo Delaware, LLC(c)(d)(o)	8.25%	3M US L + 6.50% (1% Floor)	03/17/2023	4,570,000	$4,570,000
Total Art					4,570,000

Auto – 6.15%
Non-Prime- 6.15%
Exotic Car Leasing LLC(h)(o)	9.75%	9.75%	07/31/2023	4,857,000	$4,857,000
Total Auto					4,857,000

Commercial– 7.99%
Equipment– 3.80%
Align Business Finance (Naumes, Inc.)(e)(f)(o)	10.00%	10.00%	06/01/2022	2,997,945	$2,997,945
Equipment Lease– 1.21%
Align Business Finance (Redden Transport, LLC & Redden Leasing, LLC)(e)(f)(o)	10.00%	10.00%	07/15/2023	951,313	951,313
Supply Chain Finance-2.98%
Raistone Purchasing LLC (f)(j)(n)(o)(r)	N/A	N/A	Various	2,368,940	2,354,749
Total Commercial					6,304,007

Commercial Real Estate – 23.46%
Rupal Corporation(l)(o)	7.99% Cash 1.00% PIK	7.99% Cash 1.00% PIK	06/01/2024	3,000,000	$3,000,000
BIH Owner, LLC(p)	10.50%	10.50%	07/31/2022	4,000,000	4,000,000
1st National Moda Loan Partners LLC(l)(o)(q)	10.86%	10.86%	05/01/2024	4,500,000	4,500,000
iBorrow(f)(g)(o)	8.75%	8.75%	03/23/2022	3,000,000	3,000,000
101 Reliance Road, LLC (l)(o)	7% Cash 1.75% PIK	7% Cash 1.75% PIK	05/01/2022	4,000,000	4,012,260
Total CRE					18,512,260

Marine – 5.07%
MF V LLC(p)	9.25%	9.25%	08/31/2022	4,000,000	$4,000,000
Total Marine					4,000,000

Total First Lien Senior Secured Term Loans (Cost $38,193,789)					38,243,267

SECOND LIEN SENIOR SECURED TERM LOANS(b) – 11.10%
Commercial – 0.58%
Small Business – 0.58%
CRA FUNDING II, LLC(g)(j)(o)	13.50%	13.50%	07/01/2023	457,883	$457,883

Small Business					457,883
Consumer – 10.52%
Purchase Finance- 4.18%
Luther Appliance & Furniture Sales Acquisition, LLC(h)(o)	12.00%	12.00%	10/30/2023	3,300,000	$3,300,000
Secured Cash- 6.34%
NCP SPV Unitranche, LLC(g)(j)(k)(o)	13.00%	13.00%	11/30/2022	5,000,000	5,000,000
Total Consumer					8,300,000
Total Second Lien Senior Secured Term Loans (Cost $8,757,883)					8,757,883

PREFERRED EQUITY(b) – 11.08%
Legal – 6.01%
Case – 5.24%
BWA 20C(f)(i)(g)(n)(o)	N/A	N/A	10/15/2025	2,696,100	$2,867,072
9RPJ1 Partners, LP(g)(h)(i)(n)(o)	N/A	N/A	10/15/2025	1,205,492	1,267,949
Insurance – 0.77%
BWA 20C (f)(i)(g)(n)(o)	N/A	N/A	10/15/2025	603,900	603,900
Total Legal					4,738,921
Commercial Real Estate – 5.07%
Multi-Family – 5.07%
YS PE REQ I LLC (g)(n)(o)	N/A	N/A	N/A	2,000,000	$2,000,000
YS PE REQ II LLC (g)(n)(o)	N/A	N/A	N/A	2,000,000	2,000,000
Total Commercial Real Estate					4,000,000
Total Preferred Equity (Cost $8,238,045)					8,738,921

SPAC Equity(n) – 0.63%
Haymaker Acquisition Corp III	N/A	N/A	N/A	50,000	$485,250
Haymaker Acquisition Corp III, Expiration 12/31/2025, strike price $11.50	N/A	N/A	N/A	12,250	12,250
Total SPAC Equity					497,500
Total Equity (Cost $500,000)					497,500

			7-Day Yield	Shares
CASH AND MONEY MARKET MUTUAL FUNDS– 7.54%
SDIT Government Fund			0.04%	5,949,166	$5,949,166
Total Money Market Mutual Funds (Cost $5,949,166)				5,949,166	5,949,166

Total Investments – 100.43% (Cost $78,280,183)					$79,230,741
Liabilities in Excess of Other Assets – (0.43)%					(336,400)
Net Assets - 100.00%					$78,894,341

(a)	Corporate bonds are perpetual investments. The maturity dates presented for these securities reflect the next call date. The interest rate shown is the rate in effect as of period end and changes periodically.
(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(c)	Floating or variable rate investment. The rate in effect as of August 3, 2021 is based on the reference rate, as described above, plus the displayed spread as of the security’s last reset date. The interest rate shown is the rate in effect as of period end and changes periodically.
(d)	The Fund made a $4.570 million first-lien term loan to a dedicated art holding company that was funded in three separate draws over an eight-month period. The loan was originated by Athena Art Finance Corp. (“Athena”), an affiliate of Advisor, and is secured by a diversified pool of fifteen blue-chip artworks valued at an estimated $9.6 million (as determined by an independent, third-party appraisal firm on a marketable cash value basis).
(e)	Reich Bros Business Solutions, LLC, doing business as Align Business Finance (“ABF”).
(f)	These positions are held through a participation with an unrelated loan servicer or underwriter that exposes the Fund to additional credit risk.
(g)	Restricted security: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.
(h)	These investments have an unfunded commitment as of August 3, 2021.
(i)	This investment has an expected return of 14% with an expected termination date of October 15, 2025.
(j)	The Fund's investment in the securities were purchased from the originator, a non-bank direct lender that provides credit facilities to specialty finance companies and are held through a participation with an unrelated loan servicer or underwriter that exposes the Fund to additional credit risk.
(k)	A portion of the exposure of this investment is collateralized by cash deposits controlled by the lender.
(l)	Security which pays partial cash and paid-in-kind “PIK”.
(m)	To obtain a copy of the fund's shareholder report, please go to the Securities and Exchange Commission's website at www.sec.gov.
(n)	Non-income producing.
(o)	Reflects fair value as determined by the Board of Directors as of June 30, 2021.
(p)	Reflects cost, as the investment was acquired subsequent to June 30, 2021.
(q)	This security is comprised of the following borrowers: BMB Associates FN LLC, Antioch FN LLC, DeerCrest Clublands FN LLC, Elgin FN LLC, Gilberts Development FN LLC, Delaware Bond FN LLC, and Bristol Bay Yorkville FN LLC.
(r)	This security is comprised of multiple maturity dates ranging from 8/31/2021 to 9/20/2021.

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